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                                                                   Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements, File No. 333-90639, 333-32742 and 333-34306.

                                          /s/ Williams and Webster, P.S.

Spokane, Washington
March 29, 2001